Exhibit 10.1

EIGHTH AMENDMENT

THIS EIGHTH AMENDMENT dated as of September 2, 2011 (this “Amendment”) amends the Reimbursement Agreement dated as of July 1, 2005 (as previously amended, the “Reimbursement Agreement”) between Williams-Sonoma, Inc. (the “Parent”) and Bank of America, N.A. (the “Bank”). Capitalized terms used but not defined herein have the respective meanings given to them in the Reimbursement Agreement.

WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Reimbursement Agreement is amended as follows:

(a) The definition of “Credit Agreement” is amended in its entirety to read as follows:

“Credit Agreement” means the Fifth Amended and Restated Credit Agreement, dated as of September 23, 2010 among the Parent, various financial institutions and Bank of America, N.A., as administrative agent, as such agreement may be amended, restated, or otherwise modified from time to time.

(b) The definition of “Maturity Date” is amended in its entirety to read as follows:

“Maturity Date” means August 31, 2012.

(c) Section 5.2(d) is amended by replacing the reference to “January 31, 2010” with “January 30, 2011”.

(d) Section 6.2 is amended by (i) replacing the reference to “February 2, 2003, February 1, 2004, January 30, 2005, January 29, 2006, January 28, 2007, February 3, 2008, February 1, 2009 and January 31, 2010” with “February 2, 2003, February 1, 2004, January 30, 2005, January 29, 2006, January 28, 2007, February 3, 2008, February 1, 2009, January 31, 2010 and January 31, 2011” and (ii) replacing the reference to “January 31, 2010” in the third and fourth sentence thereof with “January 30, 2011”.

SECTION 2 Representations and Warranties. The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

(a) each representation and warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such representation or warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date);

(b) the Parent has the power and authority to execute, deliver, and perform its obligations under this Amendment;

(c) no Default exists; and

(d) there has not occurred a material adverse change since January 30, 2011 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Parent (individually) or the Parent and its Subsidiaries (taken as a whole).

SECTION 3 Effectiveness. The amendments set forth herein shall become effective as of the date first written above when the Bank has received the following:

(a) a counterpart of this Amendment executed by the Parent;

(b) a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor other than the New Guarantors (as defined below);

(c) evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank in connection with this Amendment;

(d) a Joinder Agreement (the “Joinder Agreement”) executed by each of Sutter Street Manufacturing, Inc., Williams-Sonoma Advertising, Inc. and Williams-Sonoma DTC Texas, Inc. (collectively, the “New Guarantors”), together with such other certificates and documentation, including the items otherwise required pursuant to Section 5.1 of the Reimbursement Agreement, as the Bank may reasonably request;

(e) evidence that (i) the Board of Directors of the Parent has authorized the execution and delivery of this Amendment and the performance of the Reimbursement Agreement as amended hereby; and (ii) the Board of Directors (or similar governing body) of each of the New Guarantors has authorized the execution and delivery of the Joinder Agreement and the performance of the Guaranty; and

(f) such other documents as the Bank may reasonably request.

SECTION 4 Miscellaneous.

4.1 Continuing Effectiveness, etc. As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to “Reimbursement Agreement” or similar terms shall refer to the Reimbursement Agreement as amended hereby.

4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

Delivery of a counterpart hereof, or an executed signature hereto, by facsimile or by e-mail (in pdf or similar format) shall be effective as delivery of a manually-executed counterpart hereof.

4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

4.4 Successors and Assigns. This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.

Delivered as of the day and year first above written.

WILLIAMS-SONOMA, INC.

By:	/s/ Laura Alber
Name:	Laura Alber
Title:	President and Chief Executive Officer

BANK OF AMERICA, N.A.

By:	/s/ Brandon J. Kirkbride
Name:	Brandon J. Kirkbride
Title:	Vice President

EXHIBIT A

FORM OF CONFIRMATION

Dated as of September 2, 2011

To: Bank of America, N.A.

Please refer to (a) the Reimbursement Agreement (as amended prior to the date hereof, the “Reimbursement Agreement”) dated as of July 1, 2005 between Williams-Sonoma, Inc. (the “Parent”) and Bank of America, N.A. (the “Bank”), (b) the Guaranty Agreement dated as of July 1, 2005 executed by the undersigned (the “Subsidiary Guaranty”) and (c) the Eighth Amendment dated as of the date hereof to the Reimbursement Agreement (the “Eighth Amendment”).

Each of the undersigned hereby confirms to the Bank that, after giving effect to the Eighth Amendment and the transactions contemplated thereby, the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

WILLIAMS-SONOMA STORES, INC.
WILLIAMS-SONOMA DIRECT, INC.
WILLIAMS-SONOMA RETAIL SERVICES, INC.
WILLIAMS-SONOMA DTC, INC.
WILLIAMS-SONOMA GIFT MANAGEMENT, INC.

By:
Name:	Sharon L. McCollam
Title:	Executive Vice President, Chief Operating and Chief Financial Officer